THE PILLAR FUNDS

                                  Mid Cap Fund
                       Supplement Dated November 10, 1999
                 To the Class I Prospectus dated April 30, 1999


This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

Under the heading "Portfolio Managers" section on page 37, paragraphs 5, 6 and 7 have been deleted and replaced with the following:

          Randolph E. Lestyk serves as a Senior Vice President of the Advisor. He has managed the Pennsylvania Municipal Securities Fund since 1994. Mr. Lestyk also managed the Mid Cap Fund from 1997 through October, 1999. Prior to joining the Advisor, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions and served as a senior vice president and chief investment officer of a major Pennsylvania insurance company. He has more than 27 years of investment experience.

          Gregory S. Huning serves as a Senior Vice President of the Advisor. He has co-managed the Equity Growth Fund since April, 1999 and began co-managing the Mid Cap Fund in November, 1999. Prior to joining the Advisor in 1995, Mr. Huning served as a senior equity portfolio manager for the Robert Wood Johnson Foundation in 1994. Mr. Huning has more than 29 years experience in investment management.

          Glen C. Corbitt serves as a Vice President of the Advisor. He has co-managed the Equity Growth Fund since April, 1999 and began co-managing the Mid Cap Fund in November, 1999. Prior to joining the Advisor in 1995, Mr. Corbitt served as an accountant for Rockefeller Financial Services in 1994.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


PIL-A-033-02